Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Banking Portfolio
November 30, 2023
BAN-NPRT3-0124
1.810667.119
Common Stocks - 99.7%
	Shares	Value ($)
Banks - 96.9%
Diversified Banks - 42.3%
Bank of America Corp.	863,376	26,324,334
Citigroup, Inc.	405,000	18,670,500
KeyCorp	1,243,400	15,405,726
PNC Financial Services Group, Inc.	197,800	26,497,288
U.S. Bancorp	793,600	30,252,032
Wells Fargo & Co.	821,992	36,652,623
		153,802,503
Regional Banks - 54.6%
1st Source Corp.	95,781	4,629,096
Associated Banc-Corp.	523,400	9,285,116
BOK Financial Corp.	117,700	8,447,329
Cadence Bank	353,239	8,848,637
Community Trust Bancorp, Inc.	105,676	4,204,848
ConnectOne Bancorp, Inc.	237,500	4,669,250
East West Bancorp, Inc.	245,000	15,415,400
Eastern Bankshares, Inc.	449,300	5,373,628
First Hawaiian, Inc.	420,900	8,270,685
First Interstate Bancsystem, Inc.	345,834	8,953,642
Heartland Financial U.S.A., Inc.	224,200	6,934,506
Huntington Bancshares, Inc.	573,600	6,458,736
Independent Bank Group, Inc.	128,100	4,954,908
M&T Bank Corp.	122,060	15,644,430
Old National Bancorp, Indiana	423,854	6,311,186
Popular, Inc.	219,005	16,160,379
Sierra Bancorp	129,400	2,424,956
Southern Missouri Bancorp, Inc.	23,700	1,021,233
Trico Bancshares	96,987	3,338,293
Truist Financial Corp.	474,600	15,253,644
UMB Financial Corp.	118,366	8,482,108
Univest Corp. of Pennsylvania	241,900	4,569,491
WesBanco, Inc.	225,900	6,013,458
Wintrust Financial Corp.	128,400	11,000,028
Zions Bancorp NA	340,850	12,144,486
		198,809,473
TOTAL BANKS		352,611,976
Capital Markets - 2.4%
Asset Management & Custody Banks - 2.4%
Phoenix Vega Mezz PLC	330,200	17,935
State Street Corp.	120,900	8,803,938
		8,821,873
Consumer Finance - 0.4%
Consumer Finance - 0.4%
Capital One Financial Corp.	13,700	1,529,742
OneMain Holdings, Inc.	200	8,460
		1,538,202
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Sunrisemezz Ltd.	47,171	10,808
TOTAL COMMON STOCKS (Cost $341,540,166)		362,982,859

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $341,540,166)	362,982,859
NET OTHER ASSETS (LIABILITIES) - 0.3%	1,029,935
NET ASSETS - 100.0%	364,012,794

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,487,061	45,915,963	47,403,024	34,204	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	4,037,193	104,081,800	108,118,993	12,940	-	-	-	0.0%
Total	5,524,254	149,997,763	155,522,017	47,144	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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